UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 1, 2015

                           DIVERSIFIED RESOURCES, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                  Nevada                 None           98-0687026
            -------------------- ------------------ -----------------
        (State or other jurisdiction (Commission File No.) (IRS Employer
             of incorporation)                              Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
                    ----------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 797-5417


                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

     On June 1, 2015 the Company's directors approved the sale of convertible notes in the principal amount of $650,000 to four accredited investors. The notes bear interest at 12% per year and mature between March and April 2017. The purchasers of the notes also received warrants which collectively allow for the purchase of up to 130,000 shares of the Company's common stock. The warrants have an exercise price of $0.80 per share and expire between March and April of 2017.

     At any time prior to the payment in full of the notes, all or any part of the outstanding principal amount of the notes, plus any accrued interest (the "PI Amount"), may be converted, one time only, for new securities ("New Securities") offered by the Company. The number of New Securities which will be issued to the holder of the notes will be determined by the following formula:

     PI    =   NS
----------
   PNS

Where:

  PI    = The principal amount of the notes, plus any unpaid and accrued interest tendered for purposes of conversion.

  PNS   = Price of New Security

  NS    = Number of New Securities to be issued upon conversion.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the sale of the convertible notes and warrants. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the sale of these securities.

Item 9.01.  Financial Statements and Exhibits.

Number            Description
------            -----------

10.8              Form of convertible note

10.9              Form of warrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 3, 2015

                                    DIVERSIFIED RESOURCES, INC.


                                    By: /s/ Paul Laird
                                        -------------------------------------
                                        Paul Laird, Chief Executive Officer